Exhibit 99.1

Diagnostics Biotech Company

NASDAQ: PRPO

Founded in 2011

HQ: New Haven, CT

DISCLAIMER

THIS PRESENTATION HAS BEEN PREPARED BY PRECIPIO INC. (THE "COMPANY") AND IS GENERAL BACKGROUND INFORMATION ABOUT THE COMPANY'S ACTIVITIES AS OF THE DATE OF THIS PRESENTATION. BY ACCEPTING THIS PRESENTATION, THE RECIPIENT ACKNOWLEDGES AND AGREES THAT ALL OF THE INFORMATION CONTAINED HEREIN IS CONFIDENTIAL, THAT THE RECIPIENT WILL DISTRIBUTE, DISCLOSE, AND USE SUCH INFORMATION ONLY FOR SUCH PURPOSE AND THAT THE RECIPIENT SHALL NOT DISTRIBUTE, DISCLOSE OR USE SUCH INFORMATION IN ANY WAY DETRIMENTAL TO THE COMPANY. THE INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE ALL INCLUSIVE AND THE COMPANY NOR ANY OF ITS RESPECTIVE AFFILIATES NOR ANY OF ITS OR THEIR CONTROLLING PERSONS, OFFICERS, DIRECTORS, EMPLOYEES OR REPRESENTATIVES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE ACCURACY, COMPLETENESS OR RELIABILITY OF THE INFORMATION CONTAINED IN THIS PRESENTATION. THIS PRESENTATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS OR MAY BE MATERIAL TO INVESTORS OR POTENTIAL INVESTORS AND SHOULD NOT BE CONSIDERED AS ADVICE OR A RECOMMENDATION TO INVESTORS OR POTENTIAL INVESTORS IN RESPECT OF THE HOLDING, PURCHASING OR SELLING OF SECURITIES OR OTHER FINANCIAL INSTRUMENTS AND DOES NOT TAKE INTO ACCOUNT ANY INVESTOR'S PARTICULAR OBJECTIVES, FINANCIAL SITUATION OR NEEDS. CERTAIN STATEMENTS IN THIS PRESENTATION MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE ACTUAL RESULTS TO BE MATERIALLY DIFFERENT FROM ANY ANTICIPATED/FORECASTED RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, THOSE WITH RESPECT TO MANAGEMENT'S CURRENT VIEWS AND ESTIMATES OF FUTURE ECONOMIC CIRCUMSTANCES, INDUSTRY CONDITIONS, COMPANY PERFORMANCE, FINANCIAL RESULTS, INCLUDING THE ABILITY OF THE COMPANY TO INCREASE ITS PRESENCE/IMPACT/MARKET SHARE IN THE DIAGNOSTIC PRODUCTS AND SERVICES MARKETS, AND REGULATORY MATTERS. THESE FORWARD-LOOKING STATEMENTS ARE BASED UPON ESTIMATES AND ASSUMPTIONS THAT, WHILE CONSIDERED REASONABLE BY THE COMPANY AND ITS MANAGEMENT, AS THE CASE MAY BE, ARE INHERENTLY UNCERTAIN. NEW RISKS AND UNCERTAINTIES MAY EMERGE FROM TIME TO TIME, AND IT IS NOT POSSIBLE TO PREDICT ALL RISKS AND UNCERTAINTIES. THE KNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS AFFECTING THESE FORWARD-LOOKING STATEMENTS ARE DESCRIBED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-Q AND 10-K. ANY CHANGE IN SUCH FACTORS, RISKS AND UNCERTAINTIES MAY CAUSE THE ACTUAL RESULTS, EVENTS AND PERFORMANCE TO DIFFER MATERIALLY FROM THOSE REFERRED TO IN SUCH STATEMENTS. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM CURRENT EXPECTATIONS INCLUDE, BUT ARE NOT LIMITED TO, VARIOUS FACTORS BEYOND MANAGEMENT'S CONTROL INCLUDING GENERAL ECONOMIC CONDITIONS AND OTHER RISKS, AS WELL AS FACTORS ASSOCIATED WITH COMPANIES, SUCH AS PRECIPIO, THAT ARE ENGAGED IN DIAGNOSTICS AND OTHER RESEARCH AND DEVELOPMENT ACTIVITIES IN THE BIOTECHNOLOGY INDUSTRY, INCLUDING UNCERTAINTY IN PRODUCT ACCEPTANCE AND/OR RECEIPT OF REGULATORY APPROVALS FOR PRODUCT CANDIDATES, INCLUDING ANY DELAYS AND OTHER IMPACTS FROM THE COVID 19 PANDEMIC. ACCORDINGLY, THE COMPANY CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE SECURITIES ACT WITH RESPECT TO ALL STATEMENTS CONTAINED IN THIS PRESENTATION. ALL INFORMATION IN THIS PRESENTATION IS AS OF THE DATE WHEN THIS PRESENTATION WAS PROVIDED TO THE RECIPIENT BY PRECIPIO AND PRECIPIO DOES NOT UNDERTAKE ANY DUTY TO UPDATE THIS INFORMATION, INCLUDING ANY FORWARD-LOOKING STATEMENTS, UNLESS REQUIRED BY LAW. NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IS MADE AS TO THE FAIRNESS, ACCURACY OR COMPLETENESS OF THE PRESENTATION AND THE INFORMATION CONTAINED HEREIN AND NO RELIANCE SHOULD BE PLACED ON IT. INFORMATION IN THIS PRESENTATION (INCLUDING MARKET DATA AND STATISTICAL INFORMATION) HAS BEEN OBTAINED FROM VARIOUS SOURCES (INCLUDING THIRD-PARTY SOURCES) AND THE COMPANY DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. WHILE THE COMPANY BELIEVES ITS INTERNAL RESEARCH IS RELIABLE, SUCH RESEARCH HAS NOT BEEN VERIFIED BY ANY INDEPENDENT SOURCE. ALL PROJECTIONS, VALUATIONS AND STATISTICAL ANALYSES ARE PROVIDED FOR INFORMATION PURPOSES ONLY. THE CONTENTS OF THIS PRESENTATION SHOULD NOT BE CONSIDERED TO BE LEGAL, TAX, INVESTMENT OR OTHER ADVICE, AND ANY INVESTOR OR PROSPECTIVE INVESTOR CONSIDERING THE PURCHASE OR DISPOSAL OF ANY SECURITIES OF THE COMPANY SHOULD CONSULT WITH ITS OWN COUNSEL AND ADVISERS AS TO ALL LEGAL, TAX, REGULATORY, FINANCIAL AND RELATED MATTERS CONCERNING AN INVESTMENT IN OR DISPOSAL OF SUCH SECURITIES AND AS TO THEIR SUITABILITY FOR SUCH INVESTOR OR PROSPECTIVE INVESTOR THIS PRESENTATION AND ITS CONTENTS ARE CONFIDENTIAL AND PROPRIETARY TO THE COMPANY, AND NO PART OF IT OR ITS SUBJECT MATTER MAY BE REPRODUCED, REDISTRIBUTED, PASSED ON, OR THE CONTENTS OTHERWISE DIVULGED, DIRECTLY OR INDIRECTLY, TO ANY OTHER PERSON (EXCLUDING THE RELEVANT PERSON'S PROFESSIONAL ADVISERS) OR PUBLISHED IN WHOLE OR IN PART FOR ANY PURPOSE WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.

We develop products that save lives 2 Acute Myeloid Leukemia (AML) is one of the deadliest forms of cancer. Physicians treating patients with AML face two unsuitable options. Precipio’s assay enables immediate, targeted treatment - SAVING LIVES Patient diagnosed with AML Molecular tests ordered (10-15 day wait) Consequence: potentially inadequate treatment; targeted therapy options eliminated Begin Standard Chemo; (Don’t wait for molecular results) OPTION 1 Consequence: patient’s life at risk due to treatment delay Wait 10-15 days for Molecular Results OPTION 2 vs 4-hour Rapid AML test All treatment options available DAY 1

3 Precipio is eliminating ineffective diagnosis We eliminate both misdiagnosis and diagnostic delays, where outcomes depend on speed and accuracy. of blood cancer diagnoses are incorrect 25-40%* diagnostic errors cost US healthcare annually 10+ $100B** days generally accepted industry turnaround times in molecular testing * Journal of Clinical Oncology: Errors in Cancer Diagnosis. June 2007 American Society of Clinical Oncology: Second-opinion pathologic review, July 2014 ** American Medical Association: Diagnostic error in medicine. Nov 2009

We’ve built an innovative product development platform, creating an unfair advantage Our Unfair Advantage We are the first customer of every product we develop Our hands-on experience is translated to our customers We develop products in a rapid, cost-effective manner Pathology Service Lab Facilities, equipment & talent Patient samples arriving daily Exceptional clinical team Foundation 4 Diagnostics Product Division R & D Unsolved diagnostic problems drive innovative products Leveraging clinical laboratory to achieve cost-effective, rapid product development

Our profitable clinical lab business fully funds R&D, significantly de-risking the company ▪ Identifies market needs ▪ Provides infrastructure and patient samples R&D Platform Clinical Lab ▪ Leverages infrastructure & samples for rapid product development Example: Precipio’s BCR-ABL1 assay 1. Most advanced assay in market 2. Development time: 3 months 3. Development cost: <$100K Product Release 5

6 We deliver testing options not available before Our products address the key challenges laboratories face: Staff shortage, Capital budgets, and the ability to deliver timely results Factor Competition Precipio Solution Impact Workflow Complex Simple Simplified workflow enables streamlined process, fewer errors, and faster results Labor Skill High Low Lower labor costs; Easier recruiting, training and management of lab staff; Capital Equipment > $1,000,000 < $25,000 Lower economic adoption threshold Gross Margins 10–15% > 50% Attractive, contributing economics Results Delivery 1 – 3 weeks 1 – 3 days Better patient care

We scale through national distribution partner agreements already in place Go-to-market efficiency through leading channel partners, with nationwide reach 7 POL* Hospital / Academic Reference Lab * Physician-Owned Laboratory

Blood cancers are just the beginning: Expanding into a $40B+ market * Transparency Market Research Onco-Hematology Molecular Market Testing June 2023 ** BioSpace Molecular Diagnostic Market Size Report Aug 2024 Our technology is platform-ready to expand beyond hematology into broader cancer and molecular testing. 8 10% Other cancers 87% Other Molecular Diagnostics PRESENT: Blood Cancer Genetics TAM: $500M* LONG TERM: Molecular Diagnostics 80% Other Cancers 20% Blood Cancers NEAR TERM: Cancer Genetics TAM $6.7B** TAM $43B** 2025 2027 2030 2.5% blood cancers

Recurring revenue growth, high-margin outlook 0% 20% 40% 60% 80% 100% Current Short term Long term Revenue mix Products Path services 0% 20% 40% 60% 80% 100% Current Short term Long term Path Services Products Blended Gross Margin Analysis As we scale products and alter the revenue mix, gross margins increase dramatically. 9

Proven leadership with deep clinical and commercial experience Ilan Danieli CEO Ilan Danieli CEO Dr. Ayman Mohamed CTO Dr. Ayman Mohamed CTO Zaki Sabet COO Zaki Sabet COO Miri Radomski CPO Legal Counsel Miri Radomski CPO & Legal Counsel Stephen Miller CCO Stephen Miller CCO Matt Gage CFO Matt Gage CFO 10

Precipio: A high-margin, proprietary diagnostics platform with massive upside Disruptive, Proprietary Products Rooted in solutions to real-world diagnostic and monitoring challenges 1 Unique Development Platform - rapid and capital efficient 2 3 Massive Market Opportunity – growing from $0.5B TAM to multi billion-dollar markets in the future 4 Scalable, cost-efficient Go-To-Market with broad coverage distribution model 5 Attractive Business Model – recurring, high margin revenues and a Cash flow positive business 11

Thank you. Please contact us at investors@precipiodx.com 20250817